Micron 604-646-6903	Trading Symbols: MSEV:USA OTCBB NDD: Frankfurt Stock Exchange

Thank you for your recent interest in Micron (MSEV-OTCBB, NDD-Frankfurt). As you can see there are many exciting things happening with Micron especially since the recently announced entry into the Athabasca region of Alberta, Canada, which is the world's largest Oil Sands region. Micron now has an interest in four separate Athabasca Oil Sands leases. These leases are in close proximity to Royal Dutch Shells’ recently announced $465 million dollar acquisition, and other companies oil sands leases such as Connacher, Devon, Encana and ConocoPhilips. Micron has operations underway on conventional oil and gas drilling as well, including a Texas prospect that has had 5 out of 5 successful wells drilled to date. As it stands, Micron is one of, if not the smallest market capitalized company with exposure to multiple prospects in the Alberta Oil Sands. These leases are located in the Athabasca Oil Sands, which have the largest oil sands production in the world.

Micron has also recently been listed on the Frankfurt Stock Exchange and management anticipates this to have a very positive effect on the company going forward. When you take into account current oil and gas prices, management feels that Micron is poised for significant growth potential.

60 minutes article on the Alberta Oil Sands http://www.cbsnews.com/stories/2006/01/20/60minutes/main1225184.shtml

ALBERTA OIL SANDS

The Oil Sands of Canada hold recoverable reserves of 175 billion barrels with a proven reserve life of 480 years and another 130 billion barrels of potential reserves, which is second only to Saudi Arabia's 262 billion barrels. As a comparison, the United States has only 29 billion barrels of recoverable reserves and has decreasing domestic production while their demand is increasing by 1-2% every year. Canada is in an optimal position to supply oil to the US with its favorable political climate, close proximity and being one of the few non-OPEC countries which can grow its oil production.

LATEST NEWS RELEASES:

MICRON ENVIRO SYSTEMS, INC.

(“Micron”)

1205-789 West Pender Street

Vancouver, BC

Canada V6C 1H2

Tel: (604) 646-6903

April 10, 2006

MSEV—OTCBB USA

NDD—Frankfurt Stock Exchange

Micron Increases Alberta Oil Sands Holdings by Over 400%

Micron Enviro Systems, Inc. (MSEV-OTCBB and NDD--Frankfurt) (“Micron”) is extremely pleased to announce that Micron has added three new Alberta Oil Sands leases consisting of 4 new sections in the world-class Athabasca Oil Sands region. Two of these new sections are within 5 miles of Micron’s existing Athabasca Oil Sand Prospect. These two new sections are close to the existing Oil Sands leases held by Connacher Oil and Gas’s Great Divide Prospect, as well as to other major Oil Sands projects by Devon, Encana, and Cononco Philips.

The other new Alberta Oil Sands lease acquired consists of two contiguous sections that lie just southwest of the announced Royal Dutch Shell Plc Oil Sands leases which they recently purchased for approximately $400 million.

The Oil Sands of Canada hold recoverable reserves of 175 billion barrels with a proven reserve life of 480 years and another 130 billion barrels of potential reserves, which is second only to Saudi Arabia's 262 billion barrels. As a comparison, the United States has only 29 billion barrels of recoverable reserves and has decreasing domestic production while their demand is increasing by 1-2% every year. Canada is in an optimal position to supply oil to the US with its favorable political climate, close proximity and being one of the few non-OPEC countries which can grow its oil production.

Bernie McDougall, President of Micron stated, "This is absolutely the biggest news Micron has ever had. To participate in the acquisition of four new sections in the most sought after Oil and Gas region of the Alberta Oil Sands has to clearly signal to Micron’s shareholders the serious nature of our goal to build the company through the Alberta Oil Sands. Overnight we have increased our land holdings in the Alberta Oil Sands by over 400%. When you look at the caliber of oil and gas companies that our new acreage is close to, you can understand our excitement about Micron’s future. Our goal is to become a mid-range oil and gas company and we feel the best way to achieve this goal is via the acquisition and development of the Alberta Oil Sands property.”

Micron is an emerging oil and gas company that has exposure to four separate leases in the Athabasca Oil Sands of Alberta, Canada, which is the largest Oil Sands region in the world, and has production from multiple conventional oil and gas wells. Micron is one of if not the smallest market capitalized companies with exposure to multiple Alberta Oil Sands. Micron's goal is to become a junior oil and gas producer that focuses on the exploration, discovery and delivery of gas and oil to the North American marketplace. Micron currently has multiple independent sources of oil and/or gas revenue from production in Canada and Texas. Micron is presently involved in multiple oil and gas prospects, and continues to look for additional projects that would contribute to building Micron's market capitalization, including additional Oil Sands projects.

If you have any questions, please call Micron at (604) 646-6903. If you would like to be added to Micron's update email list, please send an email to info@micronenviro.com requesting to be added.

This news release contains forward-looking statements. Forward-looking statements are statements which relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. Readers are referred to the sections entitled "Risk Factors" in the Company's periodic filings with the United States Securities and Exchange Commission, which can be viewed at www.SEC.gov. For all details regarding working interests in all of MSEV's oil and gas prospects or any previous news releases go to the SEC website. You should independently investigate and fully understand all risks before making investment decisions.

Contact Information:

Bernie McDougall

Micron Enviro Systems, Inc.

ir@micronenviro.com

TEL: (604) 646-6903

Fax: (604) 689-1733

www.micronenviro.com

April 19, 2006

MSEV-OTCBB USA

NDD-Frankfurt Stock Exchange

Micron Looking into Additional Alberta Oil Sands Ventures

Micron Enviro Systems, Inc. (MSEV-OTCBB and NDD-Frankfurt) ("Micron") wishes to announce it is currently looking into expanding its exposure to the Alberta Oil Sands. These possible new ventures include new Oil Sands partnerships and/or new Oil Sands leases.

Micron has just added three new Alberta Oil Sands leases consisting of 4 new sections in the world-class Athabasca Oil Sands region. Two of these new sections are within 5 miles of Micron's existing Athabasca Oil Sands Prospect. These two new sections are close to the existing Oil Sands leases held by Connacher Oil and Gas's Great Divide Prospect, as well as to other major Oil Sands projects by Devon, Encana, and ConocoPhilips.

The other new Alberta Oil Sands lease acquired consists of two contiguous sections that lie just southwest of the announced Royal Dutch Shell Plc Oil Sands leases which they recently purchased for approximately $400 million.

The Oil Sands of Canada hold recoverable reserves of 175 billion barrels with a proven reserve life of 480 years and another 130 billion barrels of potential reserves, which is second only to Saudi Arabia's 262 billion barrels. As a comparison, the United States has only 29 billion barrels of recoverable reserves and has decreasing domestic production while their demand is increasing by 1-2% every year. Canada is in an optimal position to supply oil to the US with its favorable political climate, close proximity and being one of the few non-OPEC countries which can grow its oil production.

Bernie McDougall, President of Micron stated, "Now that we are participating in four Alberta Oil Sands leases, we have a firm understanding of how to acquire additional prospects and have clearly shown our ability to accomplish our goals of acquiring new leases . We are attempting to build our shareholder value through new acquisitions, as well as development of our existing Alberta Oil Sands leases, complemented by our conventional drilling projects. We are anticipating a significant increase in ownership interest in any additional Oil Sands prospects as this is what we feel will drive our company's future value. When you consider that oil prices are at all time highs, clearly these are exciting times for Micron and Micron's shareholders."

Micron is an emerging oil and gas company that has exposure to four separate leases in the Athabasca Oil Sands of Alberta, Canada, which is the largest Oil Sands region in the world, and has production from multiple conventional oil and gas wells. Micron is one of if not the smallest market capitalized companies with exposure to multiple Alberta Oil Sands. Micron's goal is to become a junior oil and gas producer that focuses on the exploration, discovery and delivery of gas and oil to the North American marketplace. Micron currently has multiple independent sources of oil and/or gas revenue from production in Canada and Texas. Micron is presently involved in multiple oil and gas prospects, and continues to look for additional projects that would contribute to building Micron's market capitalization, including additional Oil Sands projects.

If you have any questions, please call Micron at (604) 646-6903. If you would like to be added to Micron's update email list, please send an email to info@micronenviro.com requesting to be added.

This news release contains forward-looking statements. Forward-looking statements are statements which relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. Readers are referred to the sections entitled "Risk Factors" in the Company's periodic filings with the United States Securities and Exchange Commission, which can be viewed at www.SEC.gov. For all details regarding working interests in all of MSEV's oil and gas prospects or any previous news releases go to the SEC website. You should independently investigate and fully understand all risks before making investment decisions.

Contact Information:

Bernie McDougall

Micron Enviro Systems, Inc.

ir@micronenviro.com

TEL: (604) 646-6903

Fax: (604) 689-1733

www.micronenviro.com